Supplement to the
Fidelity® Enduring Opportunities Fund
December 30, 2022
Prospectus

Effective June 30, 2023, Christopher Lee no longer serves as a Co-Portfolio Manager of the fund.
Effective June 30, 2023, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Risteard Hogan (Co-Portfolio Manager) has managed the fund since 2023.
Effective June 30, 2023, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Risteard Hogan is Co-Portfolio Manager of the fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Hogan has worked as a research analyst and portfolio manager.
IDF-PSTK-0623-102 1.9899623.102	June 21, 2023